                                                                   Exhibit 10.49


              AMENDMENT NO. 8 TO AMENDED AND RESTATED BUSINESS LOAN
                                    AGREEMENT

           This Amendment No. 8 to Amended and Restated Business Loan Agreement dated as of March 31, 2002 (this "Amendment") is executed with reference to the Amended and Restated Business Loan Agreement dated as of April 30, 2001 (as amended, the "Loan Agreement") among Bank of America, N.A. (the "Bank"), IMPCO Technologies, Inc. (the "Borrower") and Quantum Fuel Systems Technologies Worldwide, Inc. (under its former name, Quantum Technologies, Inc.) (the "Subsidiary Borrower").

           The parties hereby agree to amend the Loan Agreement as follows:

           Defined Terms. All initially capitalized terms used in this Amendment without definition shall have the respective meanings assigned thereto in the Loan Agreement. The following defined term is hereby amended and restated in its entirety beginning on the effective date of this Amendment as set forth below:

           "Offshore Margin" means 5.00%.

           New Defined Term. The Loan Agreement is hereby amended to add the following new defined term:

           "Swap Agreement" means the ISDA Master Agreement dated as of December 2, 1996, between Borrower and the Bank (under its former name, Bank of America National Trust and Savings Association), as at any time amended.

           Amendment to Section 1.1(a). Section 1.1(a) of the Loan Agreement is hereby amended to read in full as follows:

           "(a) During the availability period described below, the Bank will provide a line of credit ("Facility No. 1") to the Borrower. The amount of the line of credit (the "Facility No. 1 Commitment") is Nine Million Five Hundred Thousand Dollars ($9,500,000)."

           Amendment to Section 1.2. Section 1.2 of the Loan Agreement is hereby amended by deleting the reference to "March 31, 2002" and substituting in place thereof a reference to "May 31, 2002".

           Amendment to Section 2.3(b). Section 2.3(b) of the Loan Agreement is hereby amended and restated to read in full as follows:

           "(b) The Borrower will repay principal in one installment of Six Hundred Thirty-Five Thousand Three Hundred Six Dollars ($635,306) payable March 31, 2002. On May 31, 2002, the Borrower will repay the remaining principal balance plus any interest then due."

           Amendment to Section 3.4(b). Section 3.4(b) of the Loan Agreement is hereby amended and restated to read in full as follows:

           "(b) The Borrower will repay the principal amount outstanding on Facility No. 3 in one installment, equal to One Hundred Twenty-Five Thousand Dollars ($125,000) payable March 31, 2002. On May 31, 2002, the Borrower will repay the remaining principal balance plus any interest then due."

           Amendment to Section 5.2. Section 5.2 of the Loan Agreement is hereby amended to provide that, beginning on the effective date of this Amendment, the Borrower may only elect the optional interest rate with respect to Facility No.
2. The optional interest rate payable with respect to Portions under Facility No. 2 shall be the LIBOR Rate plus the Offshore Margin.

           Obligations Secured By Security Agreements. Borrower and Subsidiary Borrower hereby agree that the obligations secured by the security agreements previously executed by each of them in favor of the Bank shall include any and all obligations under the Swap Agreement, as defined herein.

           Cash Reserve. Borrower hereby agrees that it shall at all times segregate and maintain a cash reserve in the amount of Two Million Dollars ($2,000,000).

           Investments in Subsidiary Borrower. Borrower's aggregate investments in Subsidiary Borrower following the date hereof through the earlier of (i) May 31, 2002 or (ii) the Quantum Spin-off Date, shall not exceed Three Million Dollars ($3,000,000).

           Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon receipt by the Bank of all of the following:

           a.  Counterparts of this Amendment executed by all parties hereto;

           b. Receipt by the Bank of the amounts due and owing under Facility No. 2 and Facility No. 3 as of March 31, 2002, pursuant to Sections 2.3(b) and 3.4(b), as amended hereby;

           c. Receipt by the Bank of an amendment fee in the amount of $15,000 and payment of the Bank's legal fees and expenses of its counsel, including any outstanding invoices; and

           d. Such other assurances, certificates, documents, consents or opinions as the Bank reasonably may require.

           Representations and Warranties. The Borrower hereby represents and warrants that no default under Section 13 of the Loan Agreement has occurred and remains continuing.

           Counterparts. This Amendment may be executed in counterparts in accordance with Section 14.12 of the Loan Agreement.

           Confirmation. In all other respects, the Loan Agreement is confirmed.

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

                                       IMPCO TECHNOLOGIES, INC.


                                       By: /s/ W. Brian Olson
                                           ------------------

                                       Title:  CFO
                                             ------------


                                       QUANTUM FUEL SYSTEMS
                                       TECHNOLOGIES WORLDWIDE, INC.
                                       (formerly known as Quantum Technologies,
                                       Inc.)


                                       By: /s/ Alan Niedzwiecki
                                           --------------------

                                       Title:  President
                                               ---------


                                       BANK OF AMERICA, N.A.


                                       By: /s/ David P. Maiorella
                                           ----------------------
                                       David P. Maiorella, Vice President